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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 8, 1999

                            UNIONBANCAL CORPORATION
             (Exact name of registrant as specified in its charter)

       CALIFORNIA                 0-28118                  94-1234979
    (State or other             (Commission             (I.R.S. Employer
      jurisdiction              File Number)          Identification No.)
   of incorporation)

       350 CALIFORNIA STREET
     SAN FRANCISCO, CALIFORNIA
  (Address of principal executive                   94104
             offices)                            (Zip Code)

       Registrant's telephone number, including area code: (415) 765-2969

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ITEM 5.  OTHER EVENTS.

    On November 18, 1998, the Board of Directors of UnionBanCal Corporation
("UNBC") declared a 3-for-1 split of UNBC's common stock, payable on December
21, 1998 to holders of record on December 7, 1998. UNBC has restated its Consolidated Financial Statements for the years ended December 31, 1995, 1996 and 1997, and for the nine months ended September 30, 1997 (unaudited) and September 30, 1998 (unaudited), to give retroactive effect to the 3-for-1 common stock split.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) EXHIBITS.

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
EXHIBIT
NO.    DESCRIPTION
------ --------------------------------------------------------------------------
 23.1  Consent of Deloitte & Touche LLP, Independent Auditors

 23.2  Consent of Arthur Andersen LLP, Independent Accountants

 99.1  UnionBanCal Corporation and Subsidiaries
       Consolidated Financial Statements

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNIONBANCAL CORPORATION

Date: January 8, 1999           By:             /s/ DAVID I. MATSON
                                     -----------------------------------------
                                                  David I. Matson
                                              EXECUTIVE VICE PRESIDENT
                                              CHIEF FINANCIAL OFFICER

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